UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 19, 2026

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2026, Ameris Bancorp (the “Company”) announced that James A. LaHaise, the Company’s Corporate Executive Vice President and Chief Strategy Officer, will retire from his positions with the Company and terminate his employment effective April 30, 2026 (the “Retirement Date”). Mr. LaHaise notified the Company of his intent to retire and entered into a Retirement Agreement and Release with the Company and its subsidiary, Ameris Bank (the “Retirement Agreement”), on February 19, 2026. Pursuant to the Retirement Agreement, Mr. LaHaise will provide certain transition and support services to the Company as it may request during the three-month period following the Retirement Date. As part of the Retirement Agreement, Mr. LaHaise executed a general release of claims against the Company on customary terms. He will be entitled to receive his annual retirement benefit of $100,000 per year for ten years, subject to the terms and conditions of the Supplemental Executive Retirement Agreement, adopted as of November 10, 2015, between him and Ameris Bank (the “SERP”), and the Retirement Agreement, and his outstanding time-based restricted share awards and outstanding performance unit awards will be retained or forfeited in accordance with the terms and conditions, without modification, of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan and the applicable award agreements.

If Mr. LaHaise revokes his release within the customary revocation period set forth in the Retirement Agreement, then the Retirement Agreement will have no force or effect. Pursuant to the Retirement Agreement, and notwithstanding anything to the contrary in the Retirement Agreement or the SERP, if Mr. LaHaise fails to sign and deliver an updated release through the Retirement Date as contemplated by the Retirement Agreement, or revokes the updated release within the revocation period set forth therein, then in each case the Company will not be obligated to pay him the annual retirement benefit under the SERP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: February 24, 2026